UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21465
ING Clarion Global Real Estate Income Fund
(Exact name of registrant as specified in charter)
201 King of Prussia Road
Radnor, PA 19087
(Address of principal executive offices) (Zip code)
T. Ritson Ferguson, President and Chief Executive Officer
ING Clarion Global Real Estate Income Fund
201 King of Prussia Road
Radnor, PA 19087
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-888-711-4272
Date of fiscal year end: December 31
Date of reporting period: June 30, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report(s) to Stockholders.
The Trust’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Semi-Annual Report

June 30, 2009

ING Clarion Global Real Estate Income Fund

ING REAL ESTATE

ING Clarion Global Real Estate Income Fund (‘the Fund”), acting in accordance with an exemptive order received from the Securities and Exchange Commission (‘SEC”) and with approval of its Board of Trustees (the “Board”), has adopted a managed distribution policy (the “Policy”) with the purpose of distributing over the course of each year, through periodic distributions as nearly equal as practicable and any required special distributions, an amount closely approximating the total taxable income of the Fund during such year and all of the returns of capital paid by portfolio companies to the Fund during such year. In accordance with its Policy, the Fund distributes a fixed amount per common share, currently $0.045, each month to its common shareholders. This amount is subject to change from time to time in the discretion of the Board. Although the level of distributions is independent of fund performance, the Fund expects such distributions to correlate with its performance over time. Each monthly distribution to shareholder is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential increases or decreases in the final dividend periods for each year in light of the Fund’s performance for the entire calendar year and to enable the Fund to comply with the distribution requirements imposed by the Internal Revenue Code. Over time, the Fund expects that the distribution rate in relation to the Fund’s Net Asset Value (“NAV”) will approximately equal the Fund’s total return on NAV.

The fixed amount of distributions will be reviewed and amended as necessary by the Board at regular intervals with consideration of the level of investment income and realized gains. The Board strives to establish a level regular distribution that will meet the Fund’s requirement to pay out all taxable income (including amounts representing return of capital paid by portfolio companies) with a minimum of special distributions. The Fund’s total return in relation to changes in NAV) is presented in the financial highlights table. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s managed distribution policy. The Board may amend or terminate the managed distribution policy without prior notice to Fund shareholders.

Shareholders should note that the Fund’s Policy is subject to change or termination as a result of many factors. The Fund is subject to risks through ownership of its portfolio company holdings including, but not limited to, declines in the value of real estate held by the portfolio company, risks related to general and local economic conditions, and portfolio company losses. Moreover, an economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which the Fund invests, which in turn could result in the Fund not achieving its investment or distribution objectives thereby jeopardizing the continuance of the Policy. Please refer to the prospectus for a fuller description of the Fund’s risks.

ING Clarion Global Real Estate Income Fund
Letter to Shareholders ï

Dear Shareholder:

We are pleased to deliver the 2009 semi-annual report for the ING Clarion Global Real Estate Income Fund (the “Fund”).

Performance Review

Global real estate stocks are up slightly for the year after a volatile swing. The year began with a continuation of their sell-off which began in 2007, as global real estate stocks fell approximately 30% in the first two and a half months. However, in early March real estate stocks reached lows that we believe will prove to be the bottom of the most significant bear market for real estate stocks in history. Real estate stocks rallied for four months beginning in mid-March recording some significant gains in the second quarter, and recouped the first quarter losses to finish slightly positive for the year-to-date period, but still way below peak valuations of 2007. The performance of the Fund has also been volatile, though it may have been worse if not for the decision to eliminate the leverage used by the fund at the beginning of the year. The Fund’s Net Asset Value (“NAV”) rose slightly (+2.8%) for the first half of 2009. The Fund’s market price return (i.e., stock price appreciation plus dividends) was significantly more positive (+30.6%) through the first six months driven by the dividend and a significant improvement in the fund share price which improved from a –29% discount to NAV at year-end to a more modest –11% discount as of June 30th. The Fund’s market price closed at $4.85 and the NAV per share was $5.47 on June 30th.

During the first six months of 2009 the S&P Developed Property Index (S&PDPI)(1) gained 5.6% and the Morgan Stanley REIT Preferred Index (MSRPI)(2) rose 22.1%. A blended benchmark of 80% S&PWPI and 20% MSRPI rose 8.96% in the first six months of 2009. Our common stock positions, which comprised about 66% of the portfolio thus far in 2009, rose an average of 0.9% which trailed the 5.6% return on the S&PDPI. Our preferred stock positions averaged 23% of the portfolio during the first half and the average 23.9% gain on our preferred stock position outperformed the MSRPI return for the period. Despite an overweight to preferred stocks and our good security selection within the allocation, the fund underperformed due to an underweighting of the Asia-Pacific common stock which generally offer low yields but during the period delivered some of the best total returns.

The Fund paid total dividends of $0.27 per share for the first 6 months of 2009 consisting of six regular monthly dividends of $0.045 per share. The annualized dividend of $0.54 per share represents a 11.1% yield on share price and a 9.9% yield on NAV. The board has continued to review the sustainability of our regular monthly dividend in light of the substantial dividends that have been paid out over the last two years and the difficult market environment. Based on income and realized gains to date, the board has thus far seen fit to maintain the monthly dividend at the same level rate.

The board of directors has decided to pursue a merger of the fund with the ING Clarion Real Estate Income Fund (NYSE: IIA), a smaller closed end fund with good yield characteristics from a portfolio of common and preferred stocks issued by U.S. real estate companies. If approved by IIA shareholders later this year, the merger offers an opportunity to improve the yield of the existing portfolio, some slight improvement of the expense ratios per share as the fund would spread fixed costs over a larger portfolio. The structure of the acquisition is proposed as a share for share acquisition on a basis which would ensure that there is no dilution of value per share.

(1)	The S&P Developed Property Index is an unmanaged market-weighted total return index which consists of over 350 real estate companies from 18 developed markets with a free float total market capitalization of at least U.S. $100 million that derive more than 60% of their revenue from real estate development, management, rental and/or direct investment in physical property.

(2)	The Morgan Stanley REIT Preferred Index is a preferred stock market capitalization weighted index of all exchange traded preferred securities of equity REITS.

Semi-Annual Report ï June 30, 2009 ï 1

ING Clarion Global Real Estate Income Fund ï Letter to Shareholders continued

Portfolio Review

The Fund’s investments remain well-diversified by property type and geography as shown in the pie charts below. After some fairly significant changes last year, the geographic mix of the portfolio has been fairly stable during the past 12 months. At June 30th, the Fund’s portfolio was 37% in the North America, 17% in Europe, 20% in Asia-Pacific, with 26% in preferred stock of real estate companies. Retail is the largest property type represented in the portfolio at 37%. Retail properties have historically shown more stable cash flows during economic slow-downs than other commercial property types.

In February and March, the Fund completed the full retirement of the last outstanding preferred stock ($370 Million). At the end of the second quarter the Fund had only modest leverage of less than 4% consisting of borrowings on our line of credit which has a very low interest rate and can be easily repaid.

Market Commentary

Capital raising progress could be a stimulus for continued good performance. Real estate companies have raised over $33 billion of equity over the past nine months, with the majority of this activity occurring over the past four months. The U.S., Australia, the U.K. and Singapore account for more than 90% of the aggregate equity raised as companies have moved quickly to repair balance sheets as the equity “window” remains open.

The downside of balance sheet repair is earnings dilution. Equity raises have been a double-edged sword in many cases, with the good news of fresh capital and improved balance sheets offset by the bad news of dilution to earnings per share. The countries with the greatest equity raising activity have seen the most dramatic negative revisions to earnings growth including the U.K., Australia, Singapore and the U.S. The change in the earnings growth forecast for this year and next versus our forecast at the beginning of the year has been overwhelmingly due to the capital raising impact as opposed to revisions to occupancy and rent forecasts, which have remained relatively stable.

Real estate companies are conserving more cash through other measures, too. Additional capital has been sourced via combinations of a reduction in payout policies (dividend cuts), access to the secured and unsecured debt markets, and successful refinancing of existing secured debt. While not an overall panacea, these capital raising activities constitute a critical but necessary step in preparing property companies for the latter stages of a recession which should begin to present an increasing number of potential attractive investment opportunities.

Debt maturities are a diminishing issue for listed real estate companies. Despite continuing challenging market conditions, debt is available to well-capitalized borrowers on reasonable terms. The environment has changed dramatically in just a few months. For example, Simon Property Group (SPG) issued $650 million of unsecured 10-year debt in March at a 10.35% coupon with a 10.75% yield to maturity. Only two months later, SPG raised an additional $600 million of 5-year debt at a 6.75% coupon and a 7.0% yield to maturity. The ability to source new equity through stock offerings, new debt (both secured and unsecured) and cash flow retention has allowed many listed real estate companies to deal with looming maturities over the next few years. The weighted average leverage for public real estate companies now stands at 45%, down from a peak of 51% at the end of February.

(3)	Percentages presented are based on managed fund assets and are subject to change.

2 ï Semi-Annual Report ï June 30, 2009

ING Clarion Global Real Estate Income Fund ï Letter to Shareholders continued

Debt maturities are an industry-wide issue that is likely to create opportunities for REITs in the next few years. According to research from Deutsche Bank, and highlighted in the following chart, in the U.S. alone approximately $200 to $300 billion of commercial real estate loans will come due each year from 2009 to 2013. This includes between $19 to $75 billion of CMBS maturities each year. While many of these loans are expected to be extended, it is very likely that some properties will be brought to market because of the inability of borrowers to find adequate funding from new lenders or new equity investors to take out maturing loans. This trend could lead to an increase in properties brought to market. For those with capital, including the better-capitalized listed property companies, “one person’s problem is another person’s opportunity.”

Real estate stocks continue to offer attractive valuations for long-term investors. Even after the strong gains in the second quarter, real estate stocks are trading only slightly ahead of the depressed valuations seen at the end of 2008, the worst year for real estate stocks’ returns in history. We remain cautiously optimistic about the total return potential for listed real estate company stocks despite the continuing challenges of the economic environment and the resultant weak real estate fundamentals. Real estate stocks are well ahead of private market real estate in terms of valuation adjustments. REITs are trading at values that reflect a 15% gap to private market indices, already reflecting a 30% decline in gross asset values, which has been reflected in our internally-generated NAVs.

Given current market conditions we remain overweight quality companies, with a bias towards “relative value” where companies with balance sheet issues are excessively discounted by the market. We believe the Fund remains well positioned to meet its primary objective of delivering a high level of stable monthly income as well as its secondary objective of capital appreciation.

We appreciate your continued faith and confidence.

Sincerely,

T. Ritson Ferguson President and Chief Executive Officer	Steven D. Burton Co-Portfolio Manager

The views expressed represent the opinion of ING Clarion Real Estate Securities and are subject to change and are not intended as a forecast or guarantee of future results. This material is for informational purposes only, does not constitute investment advice, and is not intended as an endorsement of any specific investment. Information and opinions are derived from proprietary and non-proprietary sources.

Semi-Annual Report ï June 30, 2009 ï 3

ING Clarion Global Real Estate Income Fund
Portfolio of Investments ï June 30, 2009 (unaudited)

		Market
Shares		Value

	Common Stock – 73.5%
	Real Estate Investment Trusts (“REIT”) – 73.5%
	Australia – 12.0%
38,529,000	Dexus Property Group	$23,361,575
16,907,508	Goodman Group	5,057,483
14,384,178	Macquarie CountryWide Trust	6,337,744
3,632,427	Westfield Group	33,418,910

		68,175,712

	Canada – 10.1%
200,100	Calloway Real Estate Investment Trust	2,212,325
264,600	Calloway Real Estate Investment Trust (a)	2,925,444
500,000	Crombie Real Estate Investment Trust (a)	3,508,847
884,800	H&R Real Estate Investment Trust	8,365,354
2,082,900	InnVest Real Estate Investment Trust	7,084,389
440,000	InnVest Real Estate Investment Trust (a)	1,496,534
700,000	Primaris Retail Real Estate Investment Trust (a)	7,136,522
1,878,800	RioCan Real Estate Investment Trust	24,719,563

		57,448,978

	Finland – 0.5%
1,082,167	Citycon Oyj	2,823,298

	France – 2.3%
384,782	Societe de la Tour Eiffel	12,899,180

	Hong Kong – 2.6%
7,103,000	Link REIT (The)	15,159,079

	Japan – 2.4%
400	Frontier Real Estate Investment Corp.	2,557,910
2,388	Japan Retail Fund Investment Corp.	11,038,483

		13,596,393

	Netherlands – 8.0%
116,780	Corio NV	5,677,361
357,401	Eurocommercial Properties NV	11,003,725
370,320	Nieuwe Steen Investments NV	5,713,725
317,161	VastNed Retail NV	15,748,257
99,400	Wereldhave NV	7,389,443

		45,532,511

	New Zealand – 0.9%
9,050,000	Goodman Property Trust	5,334,958

	Singapore – 2.6%
15,200,000	CapitaMall Trust	14,702,733

	United Kingdom – 4.4%
598,413	British Land Co. Plc	3,764,595
718,900	Land Securities Group Plc	5,579,224
39,934,388	Segro Plc	15,948,238

		25,292,057

	United States – 27.7%
285,800	BioMed Realty Trust, Inc.	2,923,734
100,000	BRE Properties, Inc.	2,376,000
688,100	Camden Property Trust	18,991,560
1,158,500	Extra Space Storage, Inc.	9,673,475
694,300	Kimco Realty Corp.	6,977,715
1,310,990	Liberty Property Trust	30,205,210
1,187,838	Macerich Co. (The)	20,917,827
1,679,170	OMEGA Healthcare Investors, Inc.	26,060,718
1,219,700	ProLogis	9,830,782
171,707	Simon Property Group, Inc.	8,830,891
927,429	UDR, Inc.	9,580,342
712,120	Verde Realty (b)(c)	11,749,980

		158,118,234

	Total Common Stock (cost $656,003,992)	419,083,133

	Preferred Stock – 27.5%
	Real Estate Investment Trusts (“REIT”) – 27.5%
	United States – 27.5%
450,000	Alexandria Real Estate Equities, Inc., Series C	9,247,500
80,500	Apartment Investment & Management Co., Series U	1,345,155
400,000	Apartment Investment & Management Co., Series V	7,000,000
150,000	Apartment Investment & Management Co., Series Y	2,551,500
174,000	Associated Estates Realty Corp.	3,149,400
400,000	BioMed Realty Trust, Inc., Series A	6,968,000
207,700	Cedar Shopping Centers, Inc.	3,321,123
125,000	Digital Realty Trust, Inc., Series B	2,606,250
200,800	Duke Realty Corp., Series M	2,754,976
121,700	Eagle Hospitality Properties Trust	28,295
400,000	Entertainment Properties Trust, Series D	5,176,000
430,700	Glimcher Realty Trust, Series G	4,621,411
520,000	Health Care REIT, Inc., Series F	11,206,000
330,600	Host Hotels & Resorts, Inc., Series E	6,818,625
210,000	Innkeepers USA Trust, Series C	105,000
765,000	iStar Financial, Inc., Series I	5,125,500
200,000	LaSalle Hotel Properties, Series D	3,150,000
523,200	LaSalle Hotel Properties, Series E	9,221,400
520,000	LaSalle Hotel Properties, Series G	8,138,000
698,800	LTC Properties, Inc., Series F	15,862,760
200,000	Mid-America Apartment Communities, Inc., Series H	4,560,000
137,100	National Retail Properties, Inc., Series C	2,742,000
120,000	OMEGA Healthcare Investors, Inc., Series D	2,580,000
320,000	PS Business Parks, Inc., Series O	6,115,200
320,000	Public Storage, Series K	7,072,000

See notes to financial statements.

4 ï Semi-Annual Report ï June 30, 2009

ING Clarion Global Real Estate Income Fund ï Portfolio of Investments continued

		Market
Shares		Value

	United States (continued)
360,000	Public Storage, Series M	$7,189,200
192,500	SL Green Realty Corp., Series C	3,176,250
200,000	SL Green Realty Corp., Series D	3,394,000
275,000	Strategic Hotels & Resorts, Inc. (a)	1,787,500
142,600	Taubman Centers, Inc., Series G	2,730,790
373,500	Taubman Centers, Inc., Series H	6,909,750

	Total Preferred Stock (cost $237,561,011)	156,653,585

	Investment Companies – 2.1%
	United Kingdom – 2.1%
14,951,426	ING UK Real Estate Income Trust Ltd. +	7,509,939
1,257,578	ProLogis European Properties	4,762,644

	Total Investment Companies (cost $39,677,551)	12,272,583

	Total Investments – 103.1% (cost $933,242,554)	588,009,301
	Liabilities in Excess of Other Assets – (3.1)%	(17,942,383)

	Net Assets – 100%	$570,066,918

(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At June 30, 2009, the securities amounted to $16,854,847 or 3.0% of net assets.

(b)	Fair valued pursuant to guidelines approved by the board.

(c)	Non-income producing security.

+	Investments in companies considered to be an affiliate of the Trust (such companies are defined as “Affiliated Companies” in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

Affiliate	Gross Additions	Gross Reductions	Dividend Income

ING UK Real Estate Income Trust Ltd.	$–	$–	$219,115

See notes to financial statements.

Semi-Annual Report ï June 30, 2009 ï 5

ING Clarion Global Real Estate Income Fund
Statement of Assets and Liabilities ï June 30, 2009 (unaudited)

Assets
Investments, at value (cost $906,699,978)	$580,499,362
Investment in affiliate (cost $26,542,576)	7,509,939
Cash and cash equivalents (including foreign currency of $50,474 with a cost of $49,531)	50,505
Dividends and interest receivable	5,453,666
Dividend withholding reclaims receivable	426,211
Receivable for investment securities sold	297,722
Unrealized appreciation on spot contracts	171
Other assets	90,906

Total Assets	594,328,482

Liabilities
Line of credit payable	22,810,900
Management fee payable	317,765
Payable for investment securities purchased	121,476
Accrued expenses and other liabilities	1,011,423

Total Liabilities	24,261,564

Net Assets	$570,066,918

Composition of Net Assets
$0.001 par value per share; unlimited number of shares authorized, 104,201,527 shares issued and outstanding	$104,202
Additional paid-in capital	1,261,468,144
Distributions in excess of net investment income	(17,580,023)
Accumulated net realized loss on investments, swap contracts and foreign currency transactions	(328,650,354)
Net unrealized depreciation on investments, swap contracts and foreign currency denominated assets and liabilities	(345,275,051)

Net Assets	$570,066,918

Net Asset Value
(based on 104,201,527 shares outstanding)	$5.47

See notes to financial statements.

6 ï Semi-Annual Report ï June 30, 2009

ING Clarion Global Real Estate Income Fund
Statement of Operations ï For the Six Months Ended June 30, 2009 (unaudited)

Investment Income
Dividends (net of foreign withholding taxes of $2,206,171)	$23,263,011
Dividends from affiliate	219,115
Interest	19,116

Total Investment Income		$23,501,242

Expenses
Management fees	2,656,733
Printing and mailing fees	406,491
Merger expense	279,000
Auction agent fees — preferred shares	121,610
Legal fees	99,177
Insurance fees	90,616
Administration fees	69,536
Interest expense on line of credit	65,805
Trustees’ fees and expenses	63,918
Transfer agent fees	50,956
Custodian fees	49,451
NYSE listing fee	47,166
Audit fees	40,885
Rating agency fees	8,529
Miscellaneous expenses	14,055

Total Expenses		4,063,928
Management fee waived		(692,962)

Net Expenses		3,370,966

Net Investment Income		20,130,276

Net Realized and Unrealized Gain (Loss) on Investments, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investments		(154,332,627)
Swap contracts		(4,275,578)
Foreign currency transactions		(677,740)

Total Net Realized Loss		(159,285,945)

Net change in unrealized appreciation/depreciation on:
Investments		147,049,431
Swap contracts		4,089,680
Foreign currency denominated assets and liabilities		(43,206)

Total Net Change in Unrealized Appreciation/Depreciation		151,095,905

Net Loss on Investments, Swap Contracts and Foreign Currency Transactions		(8,190,040)

Dividends and Distributions on Preferred Shares from
Net investment income		(263,735)

Net Increase in Net Assets		$11,676,501

See notes to financial statements.

Semi-Annual Report ï June 30, 2009 ï 7

ING Clarion Global Real Estate Income Fund
Statements of Changes in Net Assets ï

	For the Six
	Months Ended	For The
	June 30, 2009	Year Ended
	(unaudited)	December 31, 2008

Change in Net Assets Resulting from Operations
Net investment income	$20,130,276	$114,715,621
Net realized loss on investments, swap contracts and foreign currency transactions	(159,285,945)	(78,607,966)
Net change in unrealized appreciation/depreciation on investments, swap contracts and foreign currency denominated assets and liabilities	151,095,905	(975,756,086)
Dividends and distributions on Preferred Shares from net investment income	(263,735)	(25,955,111)

Net increase (decrease) in net assets resulting from operations	11,676,501	(965,603,542)

Dividends and Distributions on Common Shares*
Distribution of net investment income	(28,134,412)	—
Distribution of capital gains	—	(70,161,154)
Distribution of return of capital	—	(58,420,284)

Total dividends and distributions on Common Shares	(28,134,412)	(128,581,438)

Capital Share Transactions
Reinvestment of dividends	—	21,469,864

Net increase from capital share transactions	—	21,469,864

Net Decrease in Net Assets	(16,457,911)	(1,072,715,116)

Net Assets
Beginning of period	586,524,829	1,659,239,945

End of period (net of distributions in excess of net investment income of $17,580,023 and $9,312,152, respectively)	$570,066,918	$586,524,829

*	The final determination of the source of the 2009 distributions for tax purposes will be made after the Fund’s fiscal year.

See notes to financial statements.

8 ï Semi-Annual Report ï June 30, 2009

ING Clarion Global Real Estate Income Fund
Statement of Cash Flows ï For the Six Months Ended June 30, 2009 (unaudited)

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$11,676,501

Adjustments to Reconcile Net Increase in Net Assets Resulting From Operations to Net Cash Provided by Operating and Investing Activities:
Net change in unrealized appreciation/depreciation on swap contracts	(4,089,680)
Net change in unrealized appreciation/depreciation on investments	(147,049,431)
Net realized loss on investments	154,332,627
Cost of long-term securities purchased	(43,678,203)
Proceeds from sale of long-term securities	324,591,771
Increase in receivable for investment securities sold	(297,722)
Decrease in dividends and interest receivable	4,717,670
Decrease in dividend withholding reclaims receivable	706,127
Decrease in other assets	39,761
Increase in unrealized appreciation on spot contracts	(171)
Increase in payable for investment securities purchased	121,476
Decrease in management fee payable	(139,595)
Increase in accrued expenses and other liabilities	509,322

Net Cash Provided by Operating and Investing Activities	301,440,453

Cash Flows From Financing Activities:
Cash distributions paid on common shares	(28,134,412)
Cash paid for the issuance of preferred shares	(370,000,000)
Increase in line of credit payable	22,810,900
Decrease in dividends payable — preferred shares	(154,257)

Net Cash Used in Financing Activities	(375,477,769)

Net decrease in cash	(74,037,316)

Cash and Cash Equivalents at Beginning of Period	74,087,821

Cash and Cash Equivalents at End of Period	$50,505

See notes to financial statements.

Semi-Annual Report ï June 30, 2009 ï 9

ING Clarion Global Real Estate Income Fund
Financial Highlights ï

	For the Six						For the Period
	Months Ended		For The	For The	For The	For The	February 18, 2004(1)
Per share operating performance for a share outstanding	June 30, 2009		Year Ended	Year Ended	Year Ended	Year Ended	through
throughout the period	(unaudited)		December 31, 2008	December 31, 2007	December 31, 2006	December 31, 2005	December 31, 2004

Net asset value, beginning of period	$5.63		$16.16	$22.78	$17.23	$17.46	$14.33	(2)

Income from investment operations
Net investment income(3)	0.19		1.11	1.17	0.98	1.09	0.84
Net realized and unrealized gain (loss) on investments, swap contracts and foreign currency transactions	(0.08)		(10.15)	(4.07)	8.19	0.46	3.12
Dividends and distributions on Preferred Shares from net investment income (common stock equivalent basis)	—		(0.25)	(0.48)	(0.35)	(0.23)	(0.08)

Total from investment operations	0.11		(9.29)	(3.38)	8.82	1.32	3.88

Dividends and Distributions on Common Shares
Net investment income	(0.27)		—	(1.97)	(2.36)	(1.40)	(0.75)
Capital gains	—		(0.68)	(1.25)	(0.91)	(0.15)	—
Return of capital	—		(0.56)	—	—	—	—

Total dividends and distributions to Common Shareholders	(0.27)		(1.24)	(3.22)	(3.27)	(1.55)	(0.75)

Offering expenses in connection with the issuance of Preferred Shares	—		—	(0.02)	—	—	—

Net asset value, end of period	$5.47		$5.63	$16.16	$22.78	$17.23	$17.46

Market value, end of period	$4.85		$3.98	$13.83	$24.68	$16.30	$15.21

Total investment return(5)
Net asset value	2.80%		(61.14)%	(15.82)%	53.42%	8.13%	28.20	%(4)
Market value	30.55%		(67.38)%	(32.34)%	75.97%	18.32%	7.16	%(4)
Ratios and supplemental data
Net assets, applicable to Common Shares, end of period (thousands)	$570,067		$586,525	$1,659,240	$2,336,055	$1,742,935	$1,765,799
Ratios to average net assets applicable to Common Shares of:
Net expenses, after fee waiver+	1.34	%(6)	1.28%	1.38%	1.53%	1.34%	1.17	%(6)
Net expenses, before fee waiver+	1.62	%(6)	1.67%	1.74%	1.89%	1.71%	1.53	%(6)
Net expenses, after the fee waiver excluding interest on line of credit+	1.32	%(6)	1.28%	1.08%	1.06%	1.11%	1.07	%(6)
Net expenses, before fee waiver excluding interest on line of credit+	1.59	%(6)	1.67%	1.44%	1.42%	1.48%	1.42	%(6)
Net investment income, after preferred share dividends	7.91	%(6)	7.10%	3.17%	3.11%	5.11%	6.20	%(6)
Preferred share dividends	0.11	%(6)	2.08%	2.20%	1.73%	1.39%	0.66	%(6)
Net investment income, before preferred share dividends+	8.02	%(6)	9.18%	5.37%	4.84%	6.50%	6.86	%(6)
Ratios to average net assets applicable to Common & Preferred Shares of:
Net expenses, after fee waiver+	1.08	%(6)	0.81%	0.95%	1.07%	0.91%	0.82	%(6)
Net expenses, before fee waiver+	1.30	%(6)	1.06%	1.20%	1.32%	1.16%	1.07	%(6)
Net expenses, after fee waiver excluding interest on line of credit+	1.06	%(6)	0.81%	0.74%	0.74%	0.75%	0.75	%(6)
Net expenses, before fee waiver excluding interest on line of credit+	1.28	%(6)	1.06%	0.99%	0.99%	1.00%	1.00	%(6)
Net investment income, after preferred share dividends	6.36	%(6)	4.53%	2.18%	2.18%	3.45%	4.35	%(6)
Preferred share dividends	0.08	%(6)	1.32%	1.51%	1.21%	0.94%	0.46	%(6)
Net investment income, before preferred share dividends+	6.44	%(6)	5.85%	3.69%	3.39%	4.39%	4.81	%(6)
Portfolio turnover rate	7.59%		7.32%	6.10%	13.23%	21.79%	21.54%
Leverage analysis:
Preferred shares, at redemption value, ($25,000 per share liquidation preference) (thousands)	N/A		$370,000	$910,000	$710,000	$710,000	$710,000
Net asset coverage per share of preferred shares	N/A		$64,630	$70,584	$107,255	$86,368	$87,176

(1)	Commencement of operations.

(2)	Net asset value at February 18, 2004.

(3)	Based on average shares outstanding.

(4)	Total investment return on net asset value (“NAV”) is calculated assuming a purchase at the offering price of $15.00 (less $0.675 sales load) per share paid by the initial shareholder on the first day and a sale at NAV on the last day of the period reported. Total investment return based upon market value is calculated assuming a purchase of Common Shares at the then-current market price of $15.00 on February 25, 2004 (initial public offering).

(5)	Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust’s Dividend Reinvestment Plan. NAV total return is calculated assuming reinvestment of distributions at NAV on the date of the distribution.

(6)	Annualized.

+	Does not reflect the effects of dividends to Preferred Shareholders.

See notes to financial statements.

10 ï Semi-Annual Report ï June 30, 2009

ING Clarion Global Real Estate Income Fund
Notes to Financial Statements ï June 30, 2009 (unaudited)

1.	Fund Organization
ING Clarion Global Real Estate Income Fund (the “Trust”) is a non-diversified, closed-end management investment company that was organized as a Delaware statutory trust on November 6, 2003 under the Investment Company Act of 1940, as amended. ING Clarion Real Estate Securities (the “Advisor”) is the Trust’s investment advisor. The Trust commenced operations on February 18, 2004.

2.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Trust.

Securities Valuation – The net asset value of the common shares of the Trust will be computed based upon the value of the Trust’s portfolio securities and other assets. The Trust calculates net asset value per common share by subtracting the Trust’s liabilities (including accrued expenses, dividends payable and any borrowings of the Trust) and the liquidation value of any outstanding preferred shares from the Trust’s total assets (the value of the securities the Trust holds, plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Trust outstanding. Net asset value per common share will be determined as of the close of the regular trading session (usually 4:00 p.m., EST) on the New York Stock Exchange (“NYSE”) on each business day on which the NYSE is open for trading.

For purposes of determining the net asset value of the Trust, readily marketable portfolio assets traded principally on an exchange, or on a similar regulated market reporting contemporaneous transaction prices, are valued, except as indicated below, at the last sale price for such assets on such principal markets on the business day on which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Foreign securities are valued based upon quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trust’s Board of Trustees (the “Board”).

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities, which mature in 60 days or less are valued at, amortized cost, which approximates market value.

The Trust adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”) effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Trust’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

For Level 1 inputs, the fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value. The Fund’s Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities. For Level 3 valuation techniques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used for the six months ended June 30, 2009 in valuing the Trust’s investments carried at fair value:

	Level 1	Level 2	Level 3

Investments in Securities
Common Stocks	$412,095,797	$—	$11,749,980
Preferred Stocks	—	156,653,585	—
Affiliated Mutual Fund	7,509,939	—	—

Total	$419,605,736	$156,653,585	$11,749,980

Semi-Annual Report ï June 30, 2009 ï 11

ING Clarion Global Real Estate Income Fund ï Notes to Financial Statements continued

Foreign Currency Translation – The books and records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current rates of exchange;

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Trust are presented at the foreign exchange rates and market values at the close of each fiscal period, the Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Trust does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses will be included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Trust’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets or liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Forward Exchange Currency Contracts – The Trust may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Trust.

The Trust’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Trust having a value at least equal to the aggregate amount of the Trust’s commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Trust has in that particular currency contract. As of June 30, 2009, the Trust did not hold any forward exchange currency contracts.

Securities Transactions and Investment Income – Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Distributions received from investments in REITs are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The portion of dividend attributable to the return of capital is recorded against the cost basis of the security. Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

Swaps – The Trust may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Trust enters into interest rate swap agreements to manage its exposure to interest rate and credit risk. Interest rate swap agreements involve the exchange by the Trust with another party of their respective commitments to pay or receive interest. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the periodic reset date or termination date of the swap and is equal to the difference between the Trust’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Trust may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. As of June 30, 2009, the Trust did not have any swap agreements outstanding.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid on a monthly basis. Income dividends and capital gain distributions to common shareholders are recorded on the ex-dividend date. To the extent the Trust’s net realized

12 ï Semi-Annual Report ï June 30, 2009

ING Clarion Global Real Estate Income Fund ï Notes to Financial Statements continued

capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Trust not to distribute such gains.

On August 5, 2008, the Fund acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Trustees, adopted a managed distribution policy under which the Fund intends to make regular monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. With this new policy the Fund can now include long-term capital gains in its distribution as frequently as twelve times a year. In practice, the Board of Trustees views their approval of this policy as a potential means of further supporting the market price of the Fund through the payment of a steady and predictable level of cash distributions to shareholders.

The current monthly rate is $0.045 per share. The Trust continues to evaluate its monthly distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Use of Estimates – The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Reclassification – Certain amounts in the financial statements of prior periods have been reclassified to conform with the presentation used in the current period financial statements. These reclassifications have no effect on net income.

3.	Concentration of Risk
Under normal market conditions, the Trust’s investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. Values of the securities of such companies may fluctuate due to economic, legal, cultural, geopolitical or technological developments affecting various global real estate industries.

4.	Investment Management Agreement and Other Agreements
Pursuant to an investment management agreement between the Advisor and the Trust, the Advisor is responsible for the daily management of the Trust’s portfolio of investments, which includes buying and selling securities for the Trust, as well as investment research. The Trust pays for investment advisory services and facilities through a fee payable monthly in arrears at an annual rate equal to 0.85% of the average weekly value of the Trust’s managed assets (which includes the amount from the issuance of preferred shares) plus certain direct and allocated expenses of the Advisor incurred on the Trust’s behalf. The Advisor has agreed to waive a portion of its management fee in the amount of 0.25% of the average weekly values of the Trust’s managed assets for the first five years of the Trust’s operations (through February, 2009), and for a declining amount for an additional four years (through February, 2013). During the six months ended June 30, 2009, the Trust incurred management fees of $1,963,771, which are net of $692,962 in management fees waived by the Advisor.

The Trust has multiple service agreements with The Bank of New York Mellon (“BNYM”) formerly known as The Bank of New York. Under the servicing agreements, BNYM will perform custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNYM is responsible for the custody of the Trust’s assets. As administrator, BNYM is responsible for maintaining the books and records of the Trust’s securities and cash. As transfer agent, BNYM is responsible for performing transfer agency services for the Trust.

5.	Portfolio Securities
For the six months ended June 30, 2009, there were purchases and sales transactions (excluding short-term securities) of $43,678,203 and $324,591,771, respectively.

6.	Federal Income Taxes
The Trust intends to elect to be, and qualify for treatment as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). A regulated investment company generally pays no federal income tax on the income and gains that it distributes. The Trust intends to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.

Effective June 29, 2007, the Fund adopted FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period. As of and during the period ended June 30, 2009, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. Each of the tax years in the three-year period ended December 31, 2008, remains subject to examination by the Internal Revenue Service. Management’s determination regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof.

Semi-Annual Report ï June 30, 2009 ï 13

ING Clarion Global Real Estate Income Fund ï Notes to Financial Statements continued

The Trust distinguishes between dividends on a tax basis and on a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized losses in the components of net assets on the Statement of Assets and Liabilities.

In order to present paid-in capital in excess of par and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to additional paid-in capital, undistributed net investment income and accumulated net realized gains or losses on investments. For the year ended December 31, 2008, the adjustments were to decrease additional paid-in capital by $232,539,932, increase accumulated net realized loss on investments by $16,506,783 and increase undistributed net investment income by $216,033,149 due to the difference in the treatment for book and tax purposes of certain investments. Results of operations and net assets were not affected by these reclassifications.

The final determination of the source of the 2009 distributions for tax purposes will be made after the end of the Trust’s fiscal year and will be reported to shareholders in February 2009 on Form 1099-DIV.

Information on the components of net assets as of June 30, 2009 is as follows:

	Gross	Gross	Unrealized
Cost of	Unrealized	Unrealized	Depreciation
Investments	Appreciation	Depreciation	on Investments

$933,242,554	$19,455,646	$(364,688,899)	$(345,233,253)

For the year ended December 31, 2008, the tax character of distributions paid, as reflected in the Statements of Changes in Net Assets, was $96,116,265 of long-term capital gain and $58,420,284 of return of capital.

7.	Borrowings
The Trust leverages through the issuance of preferred shares, and/or borrowings in an aggregate amount of approximately 35% of the Trust’s capital to buy additional securities. The Trust may borrow from banks or other financial institutions. The use of preferred shares and other borrowing techniques to leverage the common shares can create risks.

The Trust has access to a secured line of credit up to $300,000,000 from BNYM for borrowing purposes. Borrowings under this arrangement bear interest at the Federal funds rate plus 75 basis points. At June 30, 2009, there were borrowings in the amount of $22,810,900 on the Trust’s line of credit.

The average daily amount of borrowings during the six months ended June 30, 2009 was $14,161,971, with a related weighted average interest rate of 0.94%. The maximum amount outstanding for the six months ended June 30, 2009, was $32,818,700.

8.	Capital
During 2004, the Trust issued 101,000,000 shares of common stock at $15.00. In connection with the Trust’s DRIP plan, the Trust issued 0 and 1,524,749 common shares in June 30, 2009 and 2008, respectively. At June 30, 2009, the Trust had outstanding common shares of 104,201,527 with a par value of $0.001 per share. The Advisor owned 6,981 shares of the common shares outstanding.

At December 31, 2008, the Trust had 14,800 shares of auction rate preferred securities authorized, issued and outstanding.

On February 18, 2009, the Trust redeemed 1,624 shares of Preferred Shares Series T28C and 2,528 shares of Preferred Shares Series T7. On February 19, 2009, the Trust redeemed 2,528 of Preferred Shares Series W7. On February 20, 2009, the Trust redeemed 1,624 shares of Preferred Shares Series TH7. On February 23, 2009, the Trust redeemed 1,624 shares of Preferred Shares Series F7. On February 26, 2009, the Trust redeemed 1,624 shares of Preferred Shares Series W28D. On March 4, 2009, the Trust redeemed 1,624 shares of Preferred Shares Series T28A. On March 12, 2009, the Trust redeemed 1,624 shares of Preferred Shares Series W28B.

For the period ended March 2009, the annualized dividend rates ranged from:

	High	Low

Series T28A	2.04%	0.53%
Series W28B	0.73	0.41
Series T28C	0.59	0.44
Series W28D	2.36	0.51
Series T7	0.50	0.30
Series W7	0.55	0.29
Series TH7	0.55	0.30
Series F7	0.55	0.30

Following the completion of the redemptions, 100% of the auction-rate preferred securities will have been redeemed.

9.	Indemnifications
The Trust enters into contracts that contain a variety of indemnifications. The Trust’s exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses or current claims or losses pursuant to these contracts.

10.	Accounting Pronouncements
On April 2009, FASB issued Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current FAS 157 required disclosures.

14 ï Semi-Annual Report ï June 30, 2009

ING Clarion Global Real Estate Income Fund ï Notes to Financial Statements continued

FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009.

11.	Subsequent Events
At a meeting on February 5, 2009, the Board of Trustees approved the merger of the Trust with the ING Clarion Real Estate Income Fund (IIA) (the “Reorganization”), subject to the satisfaction of applicable regulatory requirements and the conditions precedent set forth in the Agreement and Plan of Reorganization between the Trust and IIA (including without limitation the receipt by the Trust of an opinion of counsel to the effect that the Reorganization meets the requirements of a tax-free reorganization under the Internal Revenue Code). The Reorganization requires the approval of a majority of IIA’s outstanding shares, but does not require the approval of the Trust’s shareholders. Although the Board of Trustees has approved it, the Reorganization may not occur if the shareholders of IIA do not approve it or if another condition precedent is not met. As of August 21, 2009, the shareholders of IIA have approved the reorganization.

In accordance with the provisions of Statement of Financial Accounting Standards No. 165 Subsequent Event, management of the fund has evaluated the possibility of subsequent events existing in the Fund’s financial statements through August 28, 2009. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

Semi-Annual Report ï June 30, 2009 ï 15

ING Clarion Global Real Estate Income Fund
Supplemental Information ï (unaudited)

Trustees

The Trustees of the ING Clarion Global Real Estate Income Fund and their principal occupations during the past five years:

				Number of
				Portfolios in
				the Fund
	Term of Office		Principal Occupations	Complex	Other Directorships
Name, Address	and Length of		During The Past	Overseen	Held by
and Age	Time Served(1)	Title	Five Years	by Trustee	Trustee

Interested Trustees:

T. Ritson Ferguson* 201 King of Prussia Road Radnor, PA 19087 Age: 50	3 years/since inception	Trustee, President and Chief Executive Officer	Managing Director and Chief Investment Officer of ING Clarion Real Estate Securities, L.P. (since 1995).	2	Board member of the Community Coalition of Chester County (since 2005) and board member of ING Business Select Ltd. (UK)(2007-present).

Jarrett B. Kling* 201 King of Prussia Road Radnor, PA 19087 Age: 66	3 years/since inception	Trustee	Managing Director of ING Clarion Real Estate Securities, L.P.	2	Trustee of The Hirtle and Callaghan Trust (1995-present); National Trustee of the Boys and Girls Clubs of America (1997-present); Board of Old Mutual Advisor Funds (since 2005); Old Mutual Funds III (2008).

Independent Trustees:

Asuka Nakahara 201 King of Prussia Road Radnor, PA 19087 Age: 53	3 years/since inception	Trustee	Associate Director of the Zell-Lurie Real Estate Center at the Wharton School, University of Pennsylvania (since July 1999); Lecturer of Real Estate at the Wharton School, University of Pennsylvania (since July 1999); Chief Financial Officer of Trammell Crow Co. (January 1, 1996-September 1, 1998); Chief Knowledge Officer of Trammell Crow Co. (September 1, 1998-December 31, 1999).	2	Serves on the Boards of The Philadelphia Foundation (2004-present), the Children’s Hospital of Philadelphia (2006-present) and Merion Golf Club (2007-present). Former Trustee of Ardmore Presbyterian Church (2002-2004) and former advisory board member of the HBS Club of Philadelphia (2000-2009).

Frederick S. Hammer 201 King of Prussia Road Radnor, PA 19087 Age: 73	3 years/since inception	Trustee	Co-Chairman of Inter-Atlantic Group (since 1994) and a member of its investment committee; Co-Chairman of Guggenheim Securities Holdings, LLC (2002-2003); non-executive.	2	Serves on the Boards of E-Duction, Inc. (2005-2008), Avalon Insurance Holdings, Inc. (2006-present), Homeowners Insurance Corp. (2006-present) and Director of US Fiduciary Corp. (2006-present); Trustee of the Madison Square Boys and Girls Club (1978-2006). Chairman of the Board of Annuity and Life Re (Holdings), Ltd. (1998-2005); Director on the Boards of Tri-Arc Financial Services, Inc. (1989-2004) and Magellan Insurance Co., Ltd. (1989-2004); Director of Medallion Financial Corp. (1999-2002), IKON Office Solutions, Inc. (1986-1999), VISA International (1978-1989), and Inter-Atlantic Financial, Inc. (2007-present).

Richard L. Sutton 201 King of Prussia Road Radnor, PA 19087 Age: 74	3 years/since inception	Trustee	Of Counsel, Morris, Nichols, Arsht & Tunnell (2000-present); Partner, Morris, Nichols, Arsht & Tunnel (1966-2000).	2	Trustee of the Unidel Foundation, Inc. (since 2000); Board of Directors of ING Global Real Estate Securities Ltd. (2006-present), Wilmington Country Club (1999-2004), Grand Opera House, Inc., (1976-1992), University of Delaware Library Associates, Inc. (1981-1999), Wilmington Club (1987-2003), American Judicature Society (1995-1999).

16 ï Semi-Annual Report ï June 30, 2009

ING Clarion Real Estate Income Fund ï Supplemental Information continued

Number of
Portfolios in
the Fund
	Term of Office		Principal Occupations	Complex	Other Directorships
Name, Address	and Length of		During The Past	Overseen	Held by
and Age	Time Served(1)	Title	Five Years	by Trustee	Trustee

John Bartholdson 201 King of Prussia Road Radnor, PA 19087 Age: 64	3 years/4 years	Trustee/Audit Committee Financial Expert	Senior Vice President, CFO and Treasurer, and a Director of Triumph Group, Inc. (1993-2007).	2	Serves on the Board of Old Mutual Funds, Old Mutual Funds II and Old Mutual Insurance Series Fund (since 2004); Old Mutual Funds III (2008).

(1)	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves. Messrs. Ferguson and Hammer, as Class I Trustees, are expected to stand for re-election at the Trust’s 2011 annual meeting of shareholders; Messrs. Kling and Nakahara, as Class II Trustees, are expected to stand for re-election at the Trust’s 2009 annual meeting of shareholders; Messrs. Sutton and Bartholdson, as Class III Trustees, are expected to stand for re-election at the Trust’s 2010 annual meeting of shareholders.

*	Messrs. Ferguson and Kling are deemed to be interested persons of the Trust as defined in the Investment Company Act of 1940, as amended, due to their positions with the Advisor.

Officers
The Officers of the ING Clarion Global Real Estate Income Fund and their principal occupations during the past five years:

Name, Address, Age		Principal Occupations
and Position(s) Held	Length of	During the Past
with Registrant	Time Served	Five Years and Other Affiliations

Officers:

Jonathan A. Blome 201 King of Prussia Road Radnor, PA 19087 Age: 32 Chief Financial Officer	since 2006	Senior Vice President of ING Clarion Real Estate Securities, L.P. since 2005

William E. Zitelli 201 King of Prussia Road Radnor, PA 19087 Age: 41 Chief Compliance Officer and Secretary	since 2007	Senior Vice President and Chief Compliance Officer of ING Clarion Real Estate Securities, L.P. since 2007

Additional Information

Statement of Additional Information includes additional information regarding the Trustees. This information is available upon request, without charge, by calling the following toll-free telephone number: 1-888-711-4272.

The Trust has delegated the voting of the Trust’s voting securities to the Trust’s advisor pursuant to the proxy voting policies and procedures of the advisor. You may obtain a copy of these policies and procedures by calling 1-888-711-4272. The policies may also be found on the website of the Securities and Exchange Commission (http://www.sec.gov).

Information regarding how the Trust voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Trust at 1-888-711-4272 or by accessing the Trust’s Form N-PX on the Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the SEC website at http://www.sec.gov. The Trust’s Form N-Qs may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Semi-Annual Report ï June 30, 2009 ï 17

ING Clarion Global Real Estate Income Fund
Dividend Reinvestment Plan ï (unaudited)

Pursuant to the Trust’s Dividend Reinvestment Plan (the “Plan”), shareholders of the Trust are automatically enrolled, to have all distributions of dividends and capital gains reinvested by The Bank of New York Mellon (the “Plan Agent”) in the Trust’s shares pursuant to the Plan. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting The Bank of New York Mellon, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.

After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ account, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by open market purchases. If, on the dividend payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants. Participants that request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. All correspondence concerning the Plan should be directed to the Plan Agent at BNY Mellon Shareowner Services, P.O. Box 358015, Pittsburgh, PA 15252-8015, Phone Number: (866) 221-1580.

18 ï Semi-Annual Report ï June 30, 2009

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Semi-Annual Report ï June 30, 2009 ï 19

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20 ï Semi-Annual Report ï June 30, 2009

ING Clarion Global Real Estate Income Fund
           Fund Information ï

Board of Trustees
T. Ritson Ferguson
Jarrett B. Kling
Asuka Nakahara
Frederick S. Hammer
Richard L. Sutton
John Bartholdson

Officers
T. Ritson Ferguson
President and
Chief Executive Officer

Jonathan A. Blome
Chief Financial Officer

William E. Zitelli
Chief Compliance Officer and
Secretary

Investment Advisor
ING Clarion Real Estate Securities
201 King of Prussia Road
Radnor, PA 19087
888-711-4272
www.ingclarionres.com

Administrator, Custodian and Transfer Agent
The Bank of New York Mellon
New York, New York

Preferred Shares – Dividend Paying Agent
The Bank of New York Mellon
New York, New York

Legal Counsel
Morgan, Lewis & Bockius, LLP
Washington, DC

Independent Registered Public Accounting Firm
Ernst & Young LLP
Philadelphia, Pennsylvania

Item 2. Code of Ethics.
Not applicable for semi-annual reporting period.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reporting period.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reporting period.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semi-annual reporting period.
Item 6. Investments.
The schedule of investments is included as part of the report to shareholders filed under Item 1 of this form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semi-annual reporting period.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable for semi-annual reporting period.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11. Controls and Procedures.
(a) The Trust’s principal executive officer and principal financial officer have evaluated the Trust’s disclosure controls and procedures within 90 days of this filing and have concluded that the Trust’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized, and reported timely.
(b) The Trust’s principal executive officer and principal financial officer are aware of no changes in the Trust’s internal control over financial reporting that occurred during the Trust’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Not applicable.
(a)(2) Certification of chief executive officer and chief financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
(b) Certification of chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) ING Clarion Global Real Estate Income Fund

By:	/s/ T. Ritson Ferguson

Name:	T. Ritson Ferguson
Title:	President and Chief Executive Officer

Date:	September 3, 2009
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ T. Ritson Ferguson

Name:	T. Ritson Ferguson
Title:	President and Chief Executive Officer

Date:	September 3, 2009

By:	/s/ Jonathan A. Blome

Name:	Jonathan A. Blome
Title:	Chief Financial Officer

Date:	September 3, 2009